Securities and Exchange Commission
450 5th Street
Washington, DC  20549


      We have read the comments in Item 4.02 of Form 8-K of Orient Paper, Inc. dated April 1, 2008. We agree with the statements therein.


/s/ Farber Hass Hurley LLP
Granada Hills, California

June 25, 2008